                                                                       EXHIBIT 4
                                                                       ---------


Number                                                                    Shares
------                                                                    ------

                                                                          ----
                                                             CUSIP
                                                                  --------------

                                   MAGNA FUNDS
                                                            See reverse side for
                                 [NAME OF FUND]              certain definitions






         This certifies that [           ] is the owner of shares of beneficial
interest in the above named Fund, a series of shares of beneficial interest of MAGNA FUNDS, fully paid and non-assessable, the said Shares being issued, received, and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated April 28, 1994 establishing MAGNA FUNDS, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts and the Trust's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Trust properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but are binding only upon the assets and property of the Trust. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Trustees of MAGNA FUNDS have caused this certificate to be signed by its duly authorized officers and the seal of the Trust to be affixed hereto.

Countersigned and Registered,      Dated:
                                         -------------

Transfer Agent and Registrar

-----------------------            -------------------         -----------------
Authorized Signature               President                   Treasurer


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         The following abbreviations, when used in the form of ownership on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

                                                                             Custodian
                                                                      -------         --------
                                                                       (Cust)         (Minors)

TEN IN COM                   As tenants in common                UNIF GIFT MIN ACT - Under Uniform Gifts to Minors
TEN ENT                   As tenants by the entireties                 Act
JT TEN                  As joint tenants, with rights of                   ---------------
                    survivorship and not as tenants in common                  (State)


     Additional abbreviations may also be used though not in the above list.

                                   Assignment
                                   ----------

         For value received, I/We hereby sell, assign and transfer unto:

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
          /-------------------/
         /-------------------/ ------------------------------------------------------------------------------------
                               (Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

         ----------------------------------------------------------------------------------------------------------
         ----------------------------------------------------------------------------------------------------------

         (____________________________) Shares, represented by the within Certificate, and do hereby irrevocably constitute and appoint (_______________________________) attorney to transfer the said Shares on the books of the within-named Trust with full power of substitution in the premises.

         Dated _________________, 19__           Signature(s)_____________________________________

                                                             _____________________________________

                                                             _____________________________________
Signature Guaranteed By                                      (THE SIGNATURE TO THIS ASSIGNMENT MUST
                                                             CORRESPOND WITH THE NAME AS WRITTEN
                                                             UPON THE FACE OF THIS CERTIFICATE IN
                                                             EVERY PARTICULAR, WITHOUT ALTERATION
                                                             OR ENLARGEMENT OR ANY CHANGE
                                                             WHATSOEVER.)
_________________________